Ex. 10.2
FIRST AMENDMENT TO CONTRACT OF SALE
     THIS FIRST AMENDMENT TO CONTRACT OF SALE (“Amendment”) is made and entered into as of August ___, 2005, by and between SILVERLEAF RESORTS, INC., a Texas corporation (“Seller”), and CRYSTAL PENN RIDGE, L.L.P., a New Jersey limited liability partnership (“Purchaser”).
W I T N E S S E T H
     WHEREAS, on June 8, 2005, Seller and Purchaser entered into that certain Contract of Sale (the “Contract”) pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain tracts of land owned by Seller and located in the Townships of Butler, Denison and Foster in Luzerne County, Pennsylvania and commonly known as Beech Mountain Lakes, Unit II (the “Subject Property”); and
     WHEREAS, Seller and Purchaser desire to modify the terms and conditions of the Contract in certain respects;
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
     1. Notwithstanding anything to the contrary contained in Article II of the Contract, Seller and Purchaser hereby agree that the purchase price to be paid by Purchaser to Seller for the Subject Property shall be reduced by $315,000 and accordingly shall be the sum of Six Million Nine Hundred Thirty Five Thousand and no/100 Dollars ($6,935,000.00). The purchase price shall be paid all in cash at the closing.
     Except as specifically set forth above, all terms and conditions of the Contract shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Contract.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal, as of the date and year first above written.

SELLER:

SILVERLEAF RESORTS, INC., a Texas corporation

By:	/S/ HARRY J. WHITE, JR.

Name:	Harry J. White, Jr.

Its:	CFO

PURCHASER:

CRYSTAL PENN RIDGE, L.L.P., a New Jersey limited liability partnership

By:	/S/ PHILIP RIZZO

Name:	Philip Rizzo

Its:	Partner

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